  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2020

INNOVATIVE DESIGNS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51791	03-0465528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 cherry St, Pittsburgh, PA.	15223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   813.517.8484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IVDN	OTCQB

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Item 4.01 Change in Registrant’s Certifying Accountant

.

On July 13, 2020, the Registrant dismissed Louis Plunge & Company (“Louis Plung”). On the same day the Registrant’s Board of Directors unanimously approved the engagement of Boyle, CPA, LLC (“Boyle”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s financial statements for the 2020 fiscal year. The appointment is effective July 13, 2020.

The Registrant provided Louis Plunge with a copy of this Form 8-K Report prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested Louis Plunge to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Louis Plunge’s letter dated July XX, 2020, is attached as Exhibit 16.1 to this Form 8-K.

Prior to the engagement of Boyle neither the Company nor anyone on its behalf consulted Boyle regarding, (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided by Boyle to the Company that Boyle concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)1)(iv) of Regulation S-K and related instructions) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.01 Letter from Louis Plung & Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Innovative Designs, Inc.
DATE: July 23, 2020
	By:	/s/ Joseph Riccelli
Joseph Riccelli, Chief Executive Officer

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